                         AIM INTERNATIONAL FUNDS, INC.

                         AIM INTERNATIONAL EQUITY FUND

                       Supplement dated December 28, 1995
        to the Statement of Additional Information dated March 1, 1995, as revised May 2, 1995 and
                         supplemented August 22, 1995


Effective January 2, 1996, the net asset value per share (or share price) of the Fund will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of the Fund. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.